                   UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                    --------------
                                       FORM 8-K

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934.

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 18, 1998

                              SITE TECHNOLOGIES, INC.
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                           COMMISSION FILE NUMBER 001-11741


                CALIFORNIA                                 77-0216760
       (STATE OR OTHER JURISDICTION OF                  (I.R.S. EMPLOYER
        INCORPORATION OR ORGANIZATION)               IDENTIFICATION NUMBER)

             380 EL PUEBLO ROAD                              95066
         SCOTTS VALLEY, CALIFORNIA                         (ZIP CODE)
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (408) 461-3017

ITEM 5.   OTHER EVENTS

     Site Technologies, Inc. (the "Company") has agreed to sell its core technology assets, including SiteMaster, SiteSweeper, QuickSite, WebTools and SiteMarks products and related assets to StarBase Corporation, a Delaware corporation ("StarBase"), pursuant to an Asset Purchase and Sale Agreement dated as of December 18, 1998 (the "Asset Purchase Agreement") by and among the Company and StarBase (such transaction referred to as the "Asset Purchase"). Subject to adjustment, the aggregate consideration payable to the Company for its core technology assets will consist of 750,000 newly issued and initially unregistered shares of StarBase, with an aggregate estimated value of $586,000 as of December 18, 1998.

     As part of the Asset Sale, the Company and StarBase have entered into an interim license and consulting agreement which grants StarBase the exclusive right to modify and sell the software products until the closing of the Asset Sale. Pursuant to this agreement, Site Technologies will provide certain of its employees to StarBase for the purpose of modifying the software products until the earlier of the closing of the Asset Purchase or the termination of the Asset Purchase Agreement.

     Consummation of the Asset Purchase is subject to certain conditions including approval by the Company's shareholders and the consent of certain third parties.


Item 7. Financial Statements and Exhibits

     Exhibit
     Number         Description
     2.1            Asset Purchase and Sale Agreement dated December 18, 1998, by and among Site Technologies, Inc. and StarBase
                    Corporation, including the Interim License and Consulting
                    Agreement attached as an Exhibit thereto.

     99.1           Site Technologies, Inc. Press Release, dated December 21,
                    1998, announcing the transaction with StarBase Corporation.

                                     SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SITE TECHNOLOGIES, INC.



                                   By:  /s/ Jeffrey F. Ait
                                   ------------------------------------
                                   Jeffrey F. Ait
                                   Chief Executive Officer

                                    EXHIBIT INDEX


Exhibit
Number         Description
2.1            Asset Purchase and Sale Agreement dated December 18, 1998, by and among Site Technologies, Inc. and StarBase Corporation, including the Interim License and Consulting Agreement attached as an
               Exhibit thereto.

99.1 Site Technologies, Inc. Press Release, dated December 21, 1998, announcing the transaction with StarBase Corporation.
